As filed with the Securities and Exchange Commission on September 16, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2010
W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

475 Steamboat Road, Greenwich, CT	06830

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 13, 2010, W. R. Berkley Corporation (the “Company”) agreed to sell $300 million aggregate principal amount of its 5.375% Senior Notes due 2020 (the “Securities”). The Securities were offered pursuant to the Prospectus Supplement dated September 13, 2010 to the Prospectus dated November 26, 2008, filed as part of the Registration Statement on Form S-3 (No. 333-155724) that became effective when filed with the Securities and Exchange Commission on November 26, 2008.
     Underwriting Agreement
     On September 13, 2010, the Company entered into an underwriting agreement with Banc of America Securities LLC, as representative of the underwriters named therein, with respect to the offer and sale of $300 million aggregate principal amount of the Securities. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.
     Seventh Supplemental Indenture
     Attached as Exhibits 4.1 and 4.2 hereto are the Indenture, relating to Senior Debt Securities, dated as of February 14, 2003, between the Company and The Bank of New York Mellon (formerly The Bank of New York), as trustee (the “Trustee”) (the “Indenture”), and the Seventh Supplemental Indenture, relating to the Securities, entered into between the Company and the Trustee on September 16, 2010 (the “Seventh Supplemental Indenture”).
Item 9.01 Financial Statements and Exhibits.
     The exhibits to this report are incorporated by reference into Registration Statement (No. 333-155724) filed by the Company.
     (d) Exhibits
1.1	Underwriting Agreement, dated as of September 13, 2010, between the Company and Banc of America Securities LLC, as representative of the underwriters named therein.

4.1	Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

4.2	Seventh Supplemental Indenture, dated as of September 16, 2010, between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

*	Incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION
By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President - Chief Financial Officer

Date: September 16, 2010

EXHIBIT INDEX
Exhibit:
1.1	Underwriting Agreement, dated as of September 13, 2010, between the Company and Banc of America Securities LLC, as representative of the underwriters named therein.

4.1	Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

4.2	Seventh Supplemental Indenture, dated as of September 16, 2010, between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

*	Incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.